EX-99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Kurv ETF Trust, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the Kurv ETF Trust for the period ended November 30, 2025 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of Kurv ETF Trust for the stated period.

/s/ Howard Chan	/s/ Madeline Arment
Howard Chan	Madeline Arment
President/Principal Executive Officer,	Treasurer/Principal Financial Officer,

Dated:	February 6, 2026	Dated:	February 6, 2026

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Kurv ETF Trust for purposes of Section 18 of the Securities Exchange Act of 1934.